FACILITIES ACCESS AND
                        USAGE AGREEMENT

              NORD AUSTRALEX NOMINEES PTY LIMITED
                            (NORD)

                    STRAITS MINING PTY LTD
                           (STRAITS)

                     NORD PACIFIC LIMITED

                   NORD GOLD COMPANY LIMITED

               GIRILAMBONE COPPER COPPER PTY LTD
                             (GCC)



                        Gadens Lawyers
                      Skygarden Building
                     77 Castlereagh Street
                         SYDNEY  2000


                      Telephone 9931-4999
                      Facsimile 9931-4888


                            999624
                        Attention: ATK

CLAUSE         HEADING                                 PAGE

1.   DEFINITIONS AND INTERPRETATION ................... 2

2.   CONDITION  ....................................... 3

3.   APPLICATION FOR USE OF FACILITIES  ............... 3

4.   CHARGES FOR USE OF THE FACILITIES ...............  5

5.   FIRST RIGHT OF PURCHASE OF FACILITIES ...........  6

6.   DISPUTE RESOLUTION ..............................  7

7.   ASSIGNMENT ......................................  8

8.   TERM ............................................  9

9.   ADMINISTRATIVE PROVISIONS .......................  9

SCHEDULE 1 ........................................... 12

SCHEDULE 2 ........................................... 13

             FACILITIES ACCESS AND USAGE AGREEMENT

DATED: 1st day of June 2000


PARTIES

1. NORD AUSTRALEX NOMINEES PTY LIMITED ACN 001 657 272 in its own right and in its capacity as trustee of the Nord
     Australex Exploration (Australian) Trust of Level 15, 3 Spring Street, Sydney NSW (Nord).

2. NORD PACIFIC LIMITED ARBN 062 482 900 a Canadian corporation and NORD GOLD COMPANY LIMITED, a Canadian corporation both of 40 Wellington Row, Suite 2100, Scotia Plaza, Saint John, New Brunswick, Canada E2L 4S3 in their capacity as partners in NORD HIGHLANDS MINERAL VENTURE -1 a general partnership under the laws of the State of California.

3. STRAITS MINING PTY LTD ACN 055 020 614 (previously known as Straits Resources Pty Ltd) of Level 3, Goldfields House,
     1 Alfred Street, Sydney NSW (Straits).

4.   GIRILAMBONE COPPER COMPANY PTY LTD ACN  057 083 637 of
     Level 3, Goldfields House, 1 Alfred Street, Sydney NSW (GCC).

BACKGROUND

A.   The parties are parties to the agreements listed in
     Schedule 1 (Girilambone Agreements).

B. Nord has agreed to purchase and Straits has agreed to sell all of Strait's interest in certain assets under the Sale Agreement.

C. Nord will continue to have certain rights with respect to the Facilities.


OPERATIVE PROVISIONS

1.   DEFINITIONS AND INTERPRETATION

1.1  Definitions

    In this Agreement unless the context otherwise requires:

    Act means the Mining Act 1992;


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    Expert means a party appointed under clause 5;

    Facilities means any and all of the improvements, infrastructure and facilities listed in Schedule 3 owned or leased to the Mining Joint Venture;

    Girilambone Agreements means the agreements listed in
    Schedule 1;

    Land means the freehold land owned by the Mining Joint
    Ventures falling within the boundary of Mining Lease
    1280;

    Manager means the manager of the Mining Joint Venture;

    Mining Joint Venture means the mining joint venture in respect of Mining Lease number 1230, constituted by the Mining Joint Venture Agreement;

    Mining Joint Venture Agreement has the meaning given it in item 5 in Schedule 1;

    Mining Joint Venturers means the parties to the Mining
    Joint Venture Agreement from time to time, and which at the date of this Agreement are Nord and Straits;

    Nord Group Company means any party that is a related body corporate of Nord (as defined in section 50 of the Corporations Law) and includes any beneficiary of the Nord Australex Exploration (Australia) Trust;

    Sale Tenements means Mining Lease (Application) 86
    Tritton and Mining Lease 1383 Girilambone North;

    Transfer means to sell or dispose of, or any agreement or option to sell or dispose of; and Transferred is to be construed accordingly.

    Tritton Sale Agreement means a sale agreement in respect of the Sale Tenements and the Land between Straits and Nord dated the date of this Agreement;

1.2  Interpretation

    In this Agreement unless the context otherwise requires:

    reference to a person includes any other entity recognised by law and vice versa;

    the singular includes the plural and vice versa;

    words importing one gender include every gender;

    any reference to any of the parties by their defined terms includes that party's executors, administrators or permitted assigns or, being a company, its successors or permitted assigns;

    an agreement, representation, or warranty on the part of two or more persons binds them jointly and severally;

    an agreement, representation, or warranty in favour of two or more persons is for the benefit of them jointly and severally;

    clause headings are for reference purposes only;

    reference to an Exhibit, Attachment or Schedule is a reference to the corresponding Exhibit, Attachment or Schedule to this Agreement.

2.   CONDITION

    This Agreement is subject to and conditional upon:

    (a) completion of the sale by Straits and purchase by Nord of the Sale Tenements and Land pursuant to the Sale Agreement; and

    (b) the receipt of all ministerial approvals and registrations (if any) required under the Act to give legal effect to the provisions of this Agreement.

3.   APPLICATION FOR USE OF FACILITIES

3.1 Nord may at any time make written application to the Mining Joint Venturers to obtain access to the Facilities, or any of them, for any purpose in connection with the use or enjoyment by Nord of the Sale Tenements or the conducting of exploration or mining operations on the Sale Tenements, including without limitation for the purpose of processing ore from the Sale Tenements in consideration for charges to be determined under clause 4.

3.2 The Mining Joint Venturers agree to consider any application by Nord under clause 3.1 to determine whether:

    (a) there exists sufficient existing excess capacity in the Facilities to accommodate Nord's requested use;

    (b) the Mining Joint Venture has any future plans for existing excess capacity which would prohibit the availability of the Facilities requested by Nord;

    (c) Nord's intended use would interfere with any plans or other uses the Mining Joint Venture has in regard to the Facilities;

    (d) any other party has requested access to the Facilities which would prohibit the availability of the Facilities requested by Nord, prior to the Mining Joint Venture receiving the application from Nord.

3.3 If a third party seeks access to the Facilities, the Mining Joint Venturers must:

    (a) give priority to Nord's application provided it offers equal or better commercial terms; and

    (b) (if Nord is not then a Mining Joint Venturer) notify Nord of the existence and material terms of the third party's application.

3.4 If the Mining Joint Venturers determine that they can accommodate Nord's request, the Mining Joint Venturers will advise Nord accordingly and the Mining Joint Venturers and Nord will proceed to negotiate commercial terms for such access, including charges for such use in accordance with clause 4 and terms to ensure non-disturbance of Nord's rights in the event of sale to a third party or enforcement action by a financier.

3.5 The Mining Joint Venturers will following determination of commercial terms in accordance with clause 3.4 make the Facilities available to Nord or to any Nord Group Company for any purpose in connection with the use or enjoyment by Nord of the Sale Tenements or the conducting of exploration or mining operations on the Sale Tenements, including without limitation for the purpose of processing ore from the Sale Tenements.

3.6 In relation to any ore from the Sale Tenements supplied by Nord, processed at the Facilities:

    (a) Nord must deliver the ore to a site in the vicinity of the Facilities specified by the Manager;

    (b) the parties must agree weighing, assaying, sampling and metallurgical procedures to be following by the Manager to determine the amount of production derived from the treatment through the Facilities from the ore;

    (c) the Mining Joint Venturers must procure the Manager to deliver the production derived as a result of treating the ore to a site in the vicinity of the Facilities specified by the Manager.

4.   CHARGES FOR USE OF THE FACILITIES

4.1 If the Mining Joint Venturers agree to make the Facilities available to process ore on behalf of Nord (or any Nord Group Company) as referred to in clause 3.2, the Mining
     Joint Venturers may charge Nord a tolling fee for these services, determined in accordance with clause 4.2.


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4.2  Any charge for the use of the Facilities (including the toll for the processing operations), to be charged by the Mining Joint Venturers must reflect market rates and be agreed or determined as follows:

    (a) the parties must for a period of 14 days negotiate in good faith with a view to agreeing an appropriate charge;

   (b) if the parties are unable to agree within the 14 day period, then Nord may request the president of the Australasian Institute of Mining and Metallurgy to appoint an Expert in order to determine a reasonable charge. In making his determination, the Expert will have regard to all relevant factors including the following:

        (i) the costs incurred in establishing and maintaining the Facilities;

        (ii) the prevailing market rates for tolling and other services being sought by Nord;

        (iii) the extent to which ore from other sources is available for processing through the Facilities; and

        (iv) the costs incurred in operating the Facilities.

        The costs of the Expert must be borne equally between Nord and Straits.

4.3 The Mining Joint Venturers shall not be required at any time to incur any additional capital costs in complying with their obligations to provide Facilities under this Agreement.

5.   FIRST RIGHT OF PURCHASE OF FACILITIES

5.1 If the Mining Joint Venturers wish to Transfer all or any of the Facilities at any time to a third party (not being a related party of the party to the Mining Joint Venture), the Mining Joint Venturers may not Transfer those Facilities without giving Nord a first right of refusal on the following basis:

    (a) the Mining Joint Venturers must give notice to Nord, setting out the terms on which the Mining Joint Venturers intend to Transfer the Facilities and offering to Transfer the Facilities to Nord;

    (b) Nord has a period of 30 days after notice under paragraph (a) to:

         (i)  accept the offer;

         (ii) not accept the offer;

    (c) if Nord accepts the offer, the parties must complete the Transfer within 30 days after Nord's acceptance;

    (d)  if Nord does not accept the offer, the Mining Joint
         Venturers may Transfer the Facilities within 90 days to any other person, on terms no less favourable to the Mining Joint Venturers than those contained in the notice under paragraph (a), and if the Mining Joint Venturers do not Transfer the Facilities then the pre-emptive right granted under this clause is reinstated.

5.2 For the avoidance of doubt, the terms of this clause 5 are subject to the terms of an option with respect to the SX-EW Plant contained in the Sale Agreement, and any restriction on the rights of the Mining Joint Venturers to sell the SX-EW Plant contained in the Sale Agreement is not in any way diminished, waived or removed by the terms of this Agreement. If there is any inconsistency, the terms of the option in the Sale Agreement prevails.

5.3 Nord may at any time make written application to the Mining Joint Venturers to purchase the Land or any parcel of the Land (the Land Parcel).

5.4 The Mining Joint Venturers agree to consider any application by Nord under clause 5.3 to determine whether the Land Parcel is surplus to the requirements of the Mining Joint Venturers. If the Mining Joint Venturers determine that the Land Parcel is so surplus, the Mining Joint Venturers shall advise Nord accordingly and Nord may require the Mining Joint Venturers to sell to it the Land Parcel at a price determined under clause 5.5.

5.5 The Mining Joint Venturers and Nord must negotiate in good faith with a view to agreeing the purchase price for the Land Parcel. If the parties are unable to agree the purchase price for the Land Parcel within 30 days, Nord may request the President of the Australian Property Institute (NSW Division) to appoint an experienced, qualified and licensed valuer to determine the fair market value of the Land Parcel. The costs of the valuer must be borne equally between Nord and Straits.

6.   DISPUTE RESOLUTION

6.1 If any dispute or difference arises between the parties with respect to any technical matter or matter requiring the exercise of professional or specialist knowledge or expertise, then any party may by notice in writing to the other, specify the nature of the dispute and call for submission of the dispute to an independent Expert.

6.2 The Expert to be appointed will be agreed between the parties or failing agreement, within 14 days after receipt of the notice determined in the following manner:

    (a) if the dispute or difference relates to the conduct of mining operations or usual industry practices or matters related thereto, then the Expert will be nominated by the President of the Australasian Institute of Mining and Metallurgy;

    (b) if the dispute relates to any financial or accounting matter including the computation of costs and the keeping of accounts, then the Expert will be nominated by the President of the Institute of Chartered Accountants;

    (c) in any event, the Expert must have a reasonable commercial and practical experience in the area of dispute.

6.3 The Expert must be required to accept submissions from the parties as to the subject matter of the dispute within 14 days of his appointment and must be required to state his determination in writing within 28 days of appointment.

6.4 The Expert must be required to undertake to keep confidential matters coming to his knowledge by reasons of his appointment.

6.5  The Expert has the following powers:

(a) to inform himself independently as to facts and if necessary technical matters to which the dispute relates;

(b) to receive written submissions sworn or unsworn, written statements and photocopy documents and to act upon the same;

(c) to consult with such other professionally qualified persons as he in his absolute discretion thinks fit;

(d) to take such measures as he thinks fit to expedite the completion of the dispute resolution.

6.6  The dispute resolution will be held in Sydney, New South
     Wales unless the parties to the dispute agree otherwise.

6.7 The determination of the Expert will be final and binding on the Parties.

7.   ASSIGNMENT

7.1 If Straits wishes to transfer any part of its interest in the Mining Joint Venture, at the time of issuing a pre-emption notice in accordance with the Mining Joint Venture Agreement, it will issue a notice to Nord under this Agreement.

7.2 If Nord does not, during the pre-emption period exercise it preemptive right under the Mining Joint Venture Agreement, it may instead during that period nominate which equipment forming part of the Facilities it seeks to purchase on fair market terms. Unless the equipment nominated is required for Mining Joint Venture Operations Straits will sell its interest in the equipment to Nord on those terms. If the equipment is required for Mining Joint Venture operations Straits will obtain a covenant from the purchaser of Strait's Mining Joint Venture interest in favour of Nord, providing that Nord will have first rights of purchase over the nominated equipment on the terms set out in clause 5 of this Agreement.

7.3 The parties agree to waive any restrictions under the Mining Joint Venture Agreement, on partition of property, to the extent necessary to comply with this clause.

8.   TERM

    Subject to clause 2, this Agreement will commence on the date of this Agreement and continue until the first to occur of either:

    (a)  all terms under it are satisfied in full; or

    (b) the Mining Joint Venture Agreement terminates in accordance with its terms.

9.   ADMINISTRATIVE PROVISIONS

9.1  Notices

    (a) Any notice, approval, request, demand or other communication (notice) to be given for the purposes of this Agreement must be in writing and must be:

         (i)  served personally; or

         (ii) sent by ordinary or registered post - person to person mail (airmail if overseas) to the address of the party specified in this Agreement (or such other address as that party notifies in writing); or

         (iii) sent by facsimile transmission to the facsimile number of that party specified in this Agreement, (or such other facsimile number as that party notifies in writing).

    (b)  A notice given:

         (i)  personally will be served on delivery;

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         (ii) by post will be served seven days after posting;

         (iii) by facsimile transmission will be served on receipt of a transmission report by the machine from which the facsimile was sent indicating that the facsimile had been sent in its entirety to the facsimile number specified in this Agreement or such other number as may have been notified by the receiving party. If the facsimile has not been completely transmitted by 5:00 pm (determined by reference to the time of day at the recipient's address) it will be deemed to have been served on the next day.

9.2  Stamp Duty and Costs

    (a) Nord must pay all stamp duty on or arising in connection with this Agreement and any other related documentation.

    (b) Each party must bear its own legal and other costs and expenses arising directly or indirectly with respect to the preparation, execution, completion and performance of this Agreement or any related documentation.

9.3  Governing Law

    This Agreement will be governed by the laws of New South
    Wales. The parties submit to the non-exclusive jurisdiction of the courts of that State.

9.4  Waiver

    The failure or omission of a party at any time to:

    (a) enforce or require the strict observance of or compliance with any provision of this Agreement; or

    (b)  exercise any election or discretion under this Agreement,

    will not operate as a waiver of them or of the rights of a party, whether express or implied, arising under this Agreement.

9.5  Further Assurance

    Each party must sign, execute and complete all additional documents which may be necessary to effect, perfect, or complete the provisions of this Agreement and the transactions to which it relates.

9.6  Severability

    If any part of this Agreement is or becomes illegal, invalid or unenforceable in any relevant jurisdiction, the legality, validity or enforceability of the remainder of the Agreement will not be affected and this Agreement will be read as if the part had been deleted in that jurisdiction only.

9.7  Consistency with Other Agreements

    (a) To the extent of any inconsistency between the terms of this Agreement and any of the Girilambone Agreements, this Agreement prevails.

    (b) To the extent of any inconsistency between the terms of this Agreement and the Sale Agreement, the Sale Agreement prevails.

9.8  Merger

    The obligations contained in this Agreement will continue until satisfied in full.

9.9  Execution by Counterparts

    This Agreement may consist of one or more counterpart copies and all counterparts will, when taken together, constitute the one document.

                          SCHEDULE 1

List of Agreements at Girilambone to which Nord and Straits are a party.

1.   Agreement between Nord Australex Pty Ltd, Straits
     Engineers Contracting Pte Ltd, Nord Pacific Limited and
     Nord Gold Company Limited dated 13 December 1991 and called the "Girilambone Joint Venture Heads of Agreement"
     (Heads of Agreement).

2. Agreement between Nord Australex Nominees Pty Ltd, Straits Resources Pty Limited, GCC Contractors Pty Ltd, Nord Pacific Limited and Nord Gold Limited dated 20 December 1992 and called the "Girilambone Management Agreement" (Management Agreement).

3.   Agreement between Nord Australex Nominees Pty Ltd and
     Staits Resources Pty Ltd dated 26 August 1992 and called the "Girilambone Exploration Joint Venture Agreement"
     (Exploration Joint Venture Agreement).

4.   Agreement between Nord Australex Nominees Pty Ltd and
     Straits Resources Pty Ltd dated 26 August 1992 and called the "Girilambone Project Co-ordination Agreement" (Co-ordination Agreement).

5.   Agreement between Nord Australex Nominees Pty Ltd and
     Straits Resources Pty Ltd dated 26 August 1992 and called the "Girilambone Mining Joint Venture Agreement" (Mining
     Joint Venture Agreement).

6.   Agreement between Nord Australex Nominees Pty Ltd,
     Straits Resources Pty Limited and GCC Contractors Pty Ltd dated 20 December 1992 and called the "Girilambone Mining
     Joint Venture Shareholders Agreement" (Shareholders
     Agreement).

7. Agreement between Nord Australex Nominees Pty Ltd, Straits Mining Pty Ltd, Nord Pacific Limited, Nord Gold Company Limited and called the "Girilambone North Mining Joint Venture Agreement" (North Mining Joint Venture Agreement).

8. Agreement between Nord Australex Nominees Pty Limited, Straits Mining Pty Limited, Nord Pacific Limited and Nord Gold Company Limited and called the "Agreement Amending Girilambone Project Co-ordination Agreement" (Amending Agreement).

                          SCHEDULE 2

                          Facilities

        the tailings dams,

        access roads,

        heap leach pads,

        SX-EW plant,

        ore crushing facilities,

        conveyors;

        water rights including water from the pipeline from the Bogan River;

        site utilities including power and water;

        storage areas; and

        ancillary facilities.

EXECUTED as an agreement.

EXECUTED by NORD AUSTRALEX   )
NOMINEES PTY LTD by the      )
party's attorney pursuant to )
power of attorney registered )
Book 4276 No 698 who states  )
that no notice of revocation )
has been received in the     )
presence of:                 )
                             )   J Syriatowicz
T A Humphreys                )   Attorney
Witness                      )
                             )
                             )   J C Syriatowicz
T A Humphreys                    Name of Attorney (print)
Name of Witness (print)



EXECUTED by STRAITS MINING   )
PTY LTD                      )
                             )
                             )
C H Lim                      )   B J Rear
Company Secretary            )   Director
                             )
                             )
C H Lim                      )   B J Rear
Name of Company Secretary    )   Name of Director

EXECUTED by GIRILAMBONE      )
COPPER COMPANY PTY LTD       )
                             )
                             )
C H Lim                      )   B J Rear
Company Secretary            )   Director
                             )
C H Lim                      )   B J Rear
Name of Company Secretary    )   Name of Director
                             )



SIGNED by NORD GOLD COMPANY  )
LTD by the party's attorney  )
pursuant to power of         )
attorney registered Book     )
No     who states that no    )
notice of revocation has     )
been received in the         )
presence of the party'sits   )
authorised representative in )
the presence of:             )
                             )
                             )   J Syriatowicz
                             )   Attorney
T A Humphreys
Witness
                                 J C Syriatowicz
                                 Name of Attorney
T A Humphreys
Name of Witness



SIGNED by NORD PACIFIC LTD   )
by the party's attorney      )
pursuant to power of         )
attorney registered Book     )
4276 No 699 who states that  )
no notice of revocation has  )
been received in the         )
presence of its authorised   )
representative in the        )
presence of:                 )
                             )
                             )   J Syriatowicz
T A Humphreys                )   Attorney
Witness

                                 J C Syriatowicz
T A Humphreys                    Name of Attorney
Name of Witness